Fees Summary	Aug. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	11,337.87
Total Transaction Valuation	82,098,967.28
Total Offset Amount	0
Net Fee	$ 11,337.87
Offset Table N/A	N/A